SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 10, 2005

ABC Bancorp

(Exact name of registrant as specified in its charter)

Georgia	0-16181	58-1456434
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

24 2nd Avenue, S.E., Moultrie, Georgia	31768
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (229) 890-1111

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 10, 2005, ABC Bancorp (the “Company”) issued a press release announcing that Jon Edwards, the Company’s former Executive Vice President and South Regional Executive, had accepted the position of Senior Credit Officer and Director of Credit Administration with the Company and that Johnny R. Myers had been appointed as the Company’s Executive Vice President and South Regional Executive. A copy of that press release is attached as Exhibit 99.1 to this Current Report.

Item 9.01. Financial Statements and Exhibits.

(a) – (b)	Financial Statements and Pro Forma Financial Information. None.

(c)	Exhibits.

99.1	Press release dated May 10, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

ABC BANCORP

By:	/s/ Edwin W. Hortman, Jr.
Edwin W. Hortman, Jr.,
President and Chief Executive Officer

Dated: May 10, 2005

EXHIBIT INDEX

99.1	Press release dated May 10, 2005.